                                                                    EXHIBIT 10.9

                                AMENDMENT NO. 1

     AMENDMENT NO. 1, dated as of December 31, 1998, among ONEIDA ROSTONE CORP., a New York corporation ("Borrower"); REUNION INDUSTRIES, INC., a Delaware corporation, and DPL ACQUISITION CORP., a Delaware corporation (each a "Guarantor") and together the "Guarantors"); THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC") as agent for the Lenders whose names are set forth on Schedule I to the Credit Agreement referred to below (each a "Lender" and collectively the "Lenders" and CITBC as such agent being the "Agent"); and the Lenders.

                             W I T N E S S E T H:

     WHEREAS, Borrower, Guarantors, Agent and the Lenders are parties to that certain Loan and Security Agreement, dated as of October 16, 1998 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and

     WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement as hereinafter set forth; and

     WHEREAS, Agent and the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. Upon the Effective Date, Section 8.8 of the Credit Agreement shall be amended by deleting the reference to the term "EBIT" contained therein and substituting in place thereof the term "EBITDA".

     3. Representations and Warranties. Borrower and each Guarantor represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):


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     (a) Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by Borrower and each Guarantor. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against each of them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any Governmental Authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect.

     (d) After giving effect to this Amendment, Borrower and each Guarantor is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     4. Effective Date. The Amendment to the Credit Agreement contained herein shall become effective on the date (the "Effective Date") that this Amendment has been duly executed and delivered by Borrower, each Guarantor, Required Lenders and Agent.

     5. Fees and Expenses. Borrower agrees to reimburse Agent for all reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs

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and expenses of counsel or other advisors in connection with the preparation, execution, and delivery of this Amendment.

     6. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Borrower and each Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     8. Governing Law. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                                        Borrower

                                        ONEIDA ROSTONE CORP

                                        By: Charles E. Bradley
                                           -------------------------------
                                           Name:
                                           Title:


                                        Guarantors

                                        REUNION INDUSTRIES, INC.

                                        By: Charles E. Bradley
                                           -------------------------------
                                           Name:
                                           Title:



                                        DPL ACQUISITION CORP.

                                        By: Charles E. Bradley
                                           -------------------------------
                                           Name:
                                           Title:



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                                        Agent

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as Agent

                                        By: Oleh Szczupak
                                           -------------------------------
                                           Name:  Oleh Szczupak
                                           Title: Vice President


                                        Lender

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as Lender

                                        By: Oleh Szczupak
                                           -------------------------------
                                           Name:  Oleh Szczupak
                                           Title: Vice President





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